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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2000

                             INTERNET HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)


                 Utah                                   0-26886                              13-3758042
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)


                                     16 Curzon Street, London W1Y 7FF, United Kingdom
-----------------------------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                                  (Zip Code)

                                                011-44 20 7409-1600

             ----------------------------------------------------------------------------------------
                                   (Registrant's Telephone Number, Including Area Code)

      -----------------------------------------------------------------------------------------------------
                           (Former name or former address, if changed since last report)


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

         On September 20, 2000, Internet Holdings, Inc. (the "Company") acquired from Troy Ltd. the outstanding stock of Core Ventures Ltd. As consideration for the acquisition of Core Ventures Ltd., the Company issued to Troy Ltd. 1,800,000 shares of the Company's Common Stock.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                       The audited financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of this Current Report.

             (b)   PRO FORMA FINANCIAL INFORMATION

                       The PRO FORMA financial information will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of this Current Report.

             (c)   EXHIBITS

                   Exhibit 10.1  Stock Purchase Agreement, dated as of
                                 September 7, 2000, between Troy Ventures
                                 Ltd. and Internet Holdings, Inc. (filed
                                 herewith)


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              INTERNET HOLDINGS, INC.

                                              By /s/ Stefan Allesch-Taylor
                                                ----------------------------
                                                 Stefan Allesch-Taylor
                                                 President and Chief Executive
                                                 Officer

Date: September 27, 2000